UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 2, 2024

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In February 2024, the Board of Directors (the “Board”) of Boston Scientific Corporation (the “Company”) voted unanimously to approve, subject to stockholder approval, and to recommend to the Company’s stockholders that they approve, an amendment and restatement of the Company’s Amended and Restated By-Laws (the “By-Laws”) to provide for advance notice and universal proxy rule updates. The Company’s stockholders approved this amendment and restatement of the By-Laws, as recommended by the Board, at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 2, 2024. The By-Laws, as so amended and restated, expand the disclosures required from stockholders to propose business or nominate directors for election at the Company’s annual meeting of stockholders, change the advance notice period for stockholders to notify the Company of such business proposals or director nominees, to not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders, and provide that, for any director nominees proposed by a noticing stockholder pursuant to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall disregard any proxies or votes solicited, and no vote shall take place for such director nominees if the noticing stockholder or any proposing person fails to comply with the applicable requirements of Rule 14a-19 under the Exchange Act or fails to timely provide documentation reasonably satisfactory to the Company that such proposing person has met the requirements of Rule 14a-19(a)(3). The amendments also require stockholders soliciting proxies to use a proxy card color other than white and provide for other administrative and clarifying revisions.

The By-Laws, as so amended and restated, became effective May 2, 2024. The foregoing summary of the amendments to the By-Laws is qualified in its entirety by reference to the complete text of the By-Laws, as so amended and restated, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The Company held its Annual Meeting on May 2, 2024 in a virtual-only format via live webcast.

(b) The final voting results on each of the matters submitted to a vote of stockholders at the Annual
Meeting is set forth below.

(1) All nine director nominees were elected to the Company’s Board for a one-year term, to hold office until the
Company’s 2025 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Charles J. Dockendorff	1,193,455,762	57,257,108	574,335	73,097,442
Yoshiaki Fujimori	1,226,016,317	24,758,547	512,341	73,097,442
Edward J. Ludwig	1,228,038,502	22,049,671	1,199,032	73,097,442
Michael F. Mahoney	1,168,784,464	79,922,587	2,580,154	73,097,442
Jessica L. Mega	1,248,441,211	2,429,334	416,660	73,097,442
Susan E. Morano	1,248,331,361	2,422,604	533,240	73,097,442
John E. Sununu	1,188,261,455	61,820,612	1,205,138	73,097,442
David S. Wichmann	1,240,048,139	10,664,300	574,766	73,097,442
Ellen M. Zane	1,219,129,762	31,557,297	600,146	73,097,442

(2)    The advisory vote on the compensation for the Company’s “Named Executive Officers” as disclosed in the Company’s proxy statement for the Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
1,157,104,389	90,951,897	3,230,919	73,097,442

(3)    The amendment and restatement of the By-Laws to provide for advance notice and universal proxy rule updates was approved.

For	Against	Abstain	Broker Non-Votes
1,244,015,109	6,550,431	721,665	73,097,442

(4)    The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was ratified.

For	Against	Abstain
1,218,350,090	105,618,504	416,053

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

3.1 Amended and Restated By-Laws of Boston Scientific Corporation

104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 6, 2024	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary